EXHIBIT 10.20

Los Alamos National Bank
P.O. Box 60, Los Alamos, New Mexico 87544   (505) 662-5171

                                                                    ALLONGE

                                 AGREEMENT
By mutual agreement and for mutual and valuable consideration, receipt of which is hereby acknowledged, the undersigned borrower(s), herein called Borrower, whether singular or plural, and Los Alamos National Bank, Los Alamos, New Mexico, herein called Lender, hereby implement the following amendment(s) to the original loan by Lender to Borrower described below. Unless expressly amended by this allonge, all terms, conditions, covenant, collateral, liens, obligors, guarantors, and discourses in effect for the original loan on the date of this allonge remain in full effect and unchanged by this allonge.


        DESCRIPTION OF ORIGINAL LOAN BEING AMENDED BY THIS ALLONGE
        ----------------------------------------------------------
Original        Original             Original        Current
Note Number     Note Date            Note Amount     Principal Balance
----------      ---------            -----------     -----------------
630349-71       January 24, 2001     $300,000.00     $212,848.64


                             PAYMENT EXTENSION
                             -----------------
                Original
                Payment Amount
Original        (including principal   Extended         Extended
Due Date        and interest)          Due Date         Payment Amount
--------        --------------------   --------         --------------
July 24, 2001   $314,958.58            April 15, 2004   $187,776.33

                       Amount of Interest to be   Non-Refundable Extension
Cumulative Number of   Paid by Borrower on        to be Paid by Borrower
Times Extended         Signing of this Allonge    on Signing of This Allonge
--------------------   ------------------------   --------------------------
     6                      $7,500.38                  $50.00


AGREEMENT BETWEEN LENDER AND BORROWER WITH REGARD TO FUTURE PAYMENT EXTENSIONS
------------------------------------------------------------------------------
Line of Credit must be reduced by $25,000.00, interest and renewal fee paid.


                           INTEREST RATE CHANGE
                           --------------------
                                                  Effective Date of Rate
Old Interest Rate        New Interest Rate        Change
-----------------        -----------------        ----------------------
N/A                      N/A                      N/A


                             OTHER AMENDMENTS
                             ----------------
None


                          REASON FOR THIS ALLONGE
                          -----------------------
Customer requested extension.


     DATE                     LENDING OFFICER'S CERTIFICATION AND APPROVAL
October 15, 2003
                              /S/ Bill Enloe
BORROWER'S NAME AND ADDRESS
New Mexico Software, Inc.
a New Mexico Corporation
5041 Indian School Road NE
Albuquerque, New Mexico   87110

                           BORROWER'S SIGNATURE
                           --------------------
By: /s/ Richard F. Govatski             /s/ Richard F. Govatski
    Richard F. Govatski, President      Richard F. Govatski, Guarantor